                                                                   EXHIBIT 10.16


                                   BETAHOST
                         MASTER SUBSCRIPTION AGREEMENT

     This Agreement is entered into by and between BETA Systems Inc. ("BETA Systems"), 350 North Sunny Slope Road, Brookfield, WI 53005 and E*Trade Securities, Inc., 2400 Geng Road, Palo Alto, CA 94303 this 27 date of June, 1996.

     WHEREAS, Subscriber desires to subscribe to a data processing service called BETAHOST/(R)/ offered by BETA Systems, and to have BETAHOST service installed at certain offices of Subscriber;

     NOW, THEREFORE, in consideration of the mutual promises and covenants exchanged herein, BETA Systems and Subscriber agree as follows:

     1.    Purpose of Agreement. The purpose of this Agreement is to set forth
           --------------------
the terms and conditions governing the mutual rights, duties and obligations of the parties hereto.

     2.    Services Provided.
           -----------------

           (a) BETA Systems will provide Subscriber with the BETAHOST services which are set forth, together with their charges, on Schedule A attached hereto and incorporated herein by reference.

           (b) BETAHOST service provided hereunder shall be available on each day that the New York Stock Exchange is open for trading. On such days BETA Systems shall make diligent efforts to provide all BETAHOST service hereunder from [*]:00 A.M. to [*]:00 P.M., C.T., and limited inquiry functions from [*]:15 P.M. to [*]:30 P.M., C.T. BETA Systems shall also make reasonable efforts to provide limited inquiry functions on Saturdays and Sundays from [*]:00 A.M. to [*]:00 P.M., C.T., except that BETA Systems reserves the right, upon not less than 48 hours notice, to limit or curtail holiday or weekend availability when necessary for system upgrades, adjustments, maintenance, or other operational considerations.

           (c) General enhancements to existing BETAHOST service provided hereunder shall be made available to Subscriber at no additional cost, but any new features or services that may be developed by BETA Systems during the term of this Agreement may, at BETA Systems' option, and subject to Subscribers' acceptance, be made available to Subscriber at BETA Systems' then-current prices for such new features or services, and upon such other terms as BETA Systems may reasonably deem appropriate. Enhancements to existing BETAHOST
- ----------------
  /(R)/ BETAHOST is a registered servicemark of Beta Systems Inc. All rights reserved.


[*] CONFIDENTIAL TREATMENT REQUESTED
services requested by Subscriber and which benefit less than a majority of BETA Systems' Subscribers at the time such enhancements are put into service may, at BETA Systems option, be billed to such benefiting Subscribers at BETA Systems standard rates for programming. All enhancements to the BETAHOST service, and any new features or services introduced by BETA Systems, shall remain the exclusive proprietary property of BETA Systems. Prior to Subscriber's conversion, BETA Systems will, at no charge, develop and incorporate into the services to be provided to Subscriber the functionalities and features identified on Schedule B attached hereto, in accordance with the terms and conditions set forth thereon.

     3.    Initial Conversion and Training.
           -------------------------------

           (a) In connection with Subscriber's initial conversion to the use of BETAHOST under this Agreement, BETA Systems shall provide such on-site training and other assistance as BETA Systems and Subscriber jointly deem necessary to assure that Subscriber's personnel are able to make effective use of BETAHOST. On-site training shall take place at such times and places as are mutually agreeable to the parties hereto.

           (b) BETA Systems will convert Subscriber's files as necessary to make the same compatible with the services provided to Subscriber hereunder. BETA Systems shall provide Subscriber with such support as BETA Systems and Subscriber jointly deem necessary to effectuate the conversion, and Subscriber will cooperate with BETA Systems in the conversion. BETAHOST service hereunder shall not commence until BETA Systems and Subscriber jointly determine that the conversion and training are sufficiently completed to permit the service to be operational.

           (c) All ordinary and necessary out-of-pocket expenses incurred by BETA Systems in connection with the conversion will be borne by BETA Systems. Extraordinary out-of-pocket expenses incurred with Subscriber's prior approval by BETA Systems as a result of Subscriber's requests for support will be paid by Subscriber.

     4.    Equipment and Hardware. (a) Subscriber shall be responsible for
           ----------------------
obtaining, installing at its premises, and maintaining all equipment and hardware, including telecommunications equipment, necessary for using BETAHOST. BETA Systems will assist Subscriber in developing an acceptable equipment list, and Subscriber shall,


[*] CONFIDENTIAL TREATMENT REQUESTED
prior to installation, submit its equipment configuration to BETA Systems for approval, which shall not be unreasonably withheld.

           (b) Prior to conversion, Subscriber must exercise reasonable efforts to develop and implement a communications "firewall" between all of Subscriber's in-house networks and BETA Systems' network that is, to the extent reasonably possible, capable of preventing all unauthorized access to BETA Systems' network. Subscriber is liable to BETA Systems for all loss or damage caused by any unauthorized access to BETA Systems' network through Subscriber's network as a result of Subscriber's failure to act as required by this subparagraph. BETA Systems may audit all firewall arrangements from time-to-time upon reasonable notice to Subscriber, but no such audit, nor BETA Systems' failure to audit, relieves Subscriber of its responsibilities or liabilities under this paragraph.

     5.    Subscriber Data.
           ---------------

           (a) Subscriber will timely supply BETA Systems, in a form acceptable to BETA Systems, with all data necessary for BETA Systems to convert Subscriber's data and perform the ongoing services to be provided hereunder. It is the sole responsibility of Subscriber to insure the completeness and accuracy of such data.

           (b) BETA Systems acknowledges that all records, data, files and other input material relating to Subscriber are confidential and shall take such steps
(i) to protect the confidentiality of such records, data, files and other materials and (ii) to limit access to Subscriber's files and records to Subscriber and other authorized parties, as it takes to protect its own similar confidential information.

           (c) BETA Systems will take such steps to protect against the loss or alteration of Subscriber's files, records and data retained by BETA Systems as it takes to protect against the loss or alteration of its own similar data. BETA Systems will maintain backup files(s) containing all of the data, files and records related to Subscriber. Subscriber's file(s), records and data shall be released to Subscriber upon termination of this Agreement or in the event of an occurrence that renders BETA Systems unable to perform hereunder. Provided Subscriber is current on all invoices, BETA Systems will cooperate reasonably in Subscriber's transition to another service provider, and Subscriber will pay such reasonable charges as BETA deconversion charges as set forth in Schedule A.


[*] CONFIDENTIAL TREATMENT REQUESTED

           (d) BETA Systems acknowledges that all records, data, files and other input material relating to Subscriber are the exclusive property of the Subscriber.

     6.    Charges and Payments.
           --------------------

           (a)  General.  In addition to reimbursements required elsewhere in
                -------
this Agreement, Subscriber shall pay for BETAHOST service in accordance with Schedule A attached hereto and as may be adjusted as provided herein. The charges for any partial month of service shall be prorated on the basis of a 30-day month.

           (b)  Billing.  BETA Systems shall invoice Subscriber monthly for all
                -------
applicable charges. If payment is not received by BETA Systems within forty-five
(45) days of Subscriber's receipt of the invoice, Subscriber agrees to pay BETA Systems interest on the unpaid balance at the rate of 18% per annum from the date that is thirty (30) days after the date of the invoice until the invoice is paid in full. If payment in full is not received within sixty (60) days of the date of the invoice, BETA Systems may, at its option, terminate this Agreement upon thirty (30) days written notice. If Subscriber disputes in good faith any item(s) on an invoice, it may withhold payment on such item(s) until the dispute is resolved, but it shall promptly pay all undisputed items as provided in this paragraph.

           (c)  Taxes, Utilities and Exclusions.  All charges shall be exclusive
                -------------------------------
of any federal, state or local sales, use, excise, ad valorem or personal
                                                   -- -------
property taxes levied, or any fines, forfeitures or penalties assessed in connection therewith, as a result of this Agreement or the installation or use of BETAHOST hereunder. Any such taxes which may be applicable will be paid by Subscriber or by BETA Systems for Subscriber's account, in which case Subscriber shall reimburse BETA Systems for amounts so paid. All electrical utility service necessary to operate BETAHOST at Subscriber's offices shall be maintained in Subscriber's own account with such utility or service, and all charges for such services, including installation charges in connection therewith, shall be paid by Subscriber. BETA Systems shall arrange for the installation of all telecommunications services necessary for Subscriber's use of BETAHOST, which will be maintained in BETA Systems' account for Subscriber's exclusive use. Subscriber shall promptly remit payment to BETA Systems, at BETA Systems' standard rates as listed in Schedule A Network Fees, for all charges in connection with such installation and Subscriber's use thereof. BETA SYSTEMS SHALL NOT BE LIABLE TO SUBSCRIBER FOR ANY FAILURE, FAULT, DELAY,


[*] CONFIDENTIAL TREATMENT REQUESTED

INTERRUPTION OR LOSS OF TELECOMMUNICATIONS SERVICES RESULTING FROM EVENTS OR CONDITIONS OUTSIDE OF BETA SYSTEMS' REASONABLE CONTROL. BETA Systems will work diligently to remedy any failure, fault, delay, interruption or loss of telecommunications services resulting from conditions reasonably within its control.

          7.   Term of Agreement.
               -----------------

               (a) This Agreement will be effective on the date first above written and will terminate on the seventh anniversary of the date Subscriber first uses BETAHost to process trades ("the Conversion Date"). BETA Systems or Subscriber shall give the other party six (6) months written notice of its intent not to renew this Agreement upon its expiration. If such notice is given less than six (6) months prior to the expiration date, then this Agreement shall remain in effect for six (6) months from the giving of such notice.

               (b) Unless BETA Systems or Subscriber shall have given notice of non-renewal as provided in Paragraph 7(a), in the event that no renewal, continuation or successor agreement is signed by the parties prior to the expiration of this Agreement, this Agreement may be extended automatically for successive periods of thirty (30) days until a successor, renewal or continuation agreement is signed by the parties or until Subscriber, upon thirty
(30) days written notice to BETA Systems, or BETA Systems, upon six (6) months written notice to Subscriber, elects to terminate this Agreement. During any period of extension described in this subparagraph 7(b), the charge for the services provided to Subscriber hereunder may, at BETA Systems' option, be 120% of the current contract rates paid by Subscriber.

          8.   Termination.
               -----------

               (a) Subscriber acknowledges that BETA Systems incurs substantial initial costs in converting and training new subscribers. Subscriber therefore agrees that if Subscriber cancels this Agreement prior to the Conversion Date, Subscriber will pay to BETA Systems the sum of $[*] expenses incurred by BETA Systems in connection with Subscriber's conversion since [*] in a single payment due immediately upon Subscriber's receipt of BETA Systems' invoice.


[*] CONFIDENTIAL TREATMENT REQUESTED

           (b) Should Subscriber cancel this Agreement prior to its termination pursuant to paragraph 7(a), except as otherwise authorized in this Agreement, Subscriber shall pay to BETA Systems a cancellation charge in accordance with the following schedule:

               Cancellation Date                             Charge
               -----------------                             ------

    within the first year after the Conversion Date          $[*]

    on or after the first but before the second              $[*]
    anniversary of the Conversion Date

    on or after the second but before the third              $[*]
    anniversary of the Conversion Date

    on or after the third but before the fourth              $[*]
    anniversary of the Conversion Date

    on or after the fourth but before the fifth              $[*]
    anniversary of the Conversion Date

    on or after the fifth but before the sixth               $[*]
    anniversary of the Conversion Date

    on or after the sixth anniversary of the Conversion      $[*]
    Date

           (c) In addition to termination rights as provided elsewhere herein, either party may terminate this Agreement in the event that the other party commits a material breach of this Agreement, provided the breaching party fails to cure such material breach within sixty (60) days of its receipt of written notification thereof from the other party. For purposes of this subparagraph, a "material breach" is a failure by one party to perform its obligations under this Agreement that so seriously and adversely affects the other party's ability to carry on its business that a reasonable person would conclude that the essential purpose of the Agreement had failed. If a termination of this Agreement pursuant to this subparagraph is later determined through arbitration to have been improper, then (i) if Subscriber improperly terminated the Agreement, it will pay to BETA Systems as liquidated damages and not as a penalty a sum equal to [*]% of the applicable cancellation payment set forth in subparagraph (b); (ii) if BETA Systems improperly terminated the Agreement, it will pay to Subscriber the sum of $[*] as liquidated damages and not as a penalty, except that if Subscriber elects, and BETA Systems agrees, to reinstate the services hereunder as if no termination had occurred, the liquidated damage payment will be $[*]. All liquidated damages payments are in lieu of all other damages except unpaid fees and charges incurred for service


[*] CONFIDENTIAL TREATMENT REQUESTED
provided under this Agreement, fees and costs provided under paragraph 10, and damages resulting from a breach of paragraph 11.

               (d)  BETA Systems will provide the following service levels:

                    1. [*]% system and communication line up time from [*]:00 a.m. to [*]:00 p.m. C.T. on each day the New York Stock Exchange is open for trading.

                    2. [*]% system and communication line up time from [*]:15 p.m. to [*]:30 p.m. Monday through Friday, [*]:00 to [*]:00 Saturday and Sunday and other times that limited inquiry functionality is available to Subscriber. Scheduled downtime of which Subscriber has received at least 48 hours advance notice is considered system uptime, as long such scheduled downtime does not become excessive. Any scheduled downtime of which Subscriber has not received at least 48 hours advance notice is considered downtime.

                    3. BETA Systems will have adequate capacity installed at all times to provide reasonable response times and batch processing.

                    4. Positions & Balances for each trade day will be available no later than [*]:00 a.m. C.T. the following day.

                    5. Confirms print file will be available by [*] C.T. on each trade day.

                    6. Customer Statements file should be sent to Subscriber's Statement vendor within [*] hours of BETA Systems' receipt of correct and processable external interface files from Subscriber's other vendors.

                    7. Requests from Subscriber to add securities to Security Master will be completed within [*] hours of request.

               (e) If BETA Systems' performance falls below the above service levels for a period of [*] consecutive months, or for [*] months out of a [*] month period, or if the service levels set forth in subparagraph 8(d) 1 or 2 fall below [*]% in any one month, Subscriber may, upon thirty (30) days' prior written notice, seek to terminate this Agreement, without payment of the cancellation charge set forth in paragraph 8(b). Subscriber will comply with the dispute resolution process set forth in paragraph 10(a) before termination of the


[*] CONFIDENTIAL TREATMENT REQUESTED

Agreement. The parties will participate in the mediation process expeditiously and will, subject to the availability of mediators, conclude such proceedings within one month of commencement. Nothing herein prohibits BETA Systems from challenging the propriety of any such termination through the process set forth in paragraph 10(b) or as otherwise permitted in this Agreement.

           (f) The parties will agree on development schedules for projects requested by Subscriber. Upon receipt of a development request from Subscriber BETA Systems will provide written confirmation of its receipt of the specifications and an estimate of the time for project completion. Subscriber is responsible for setting priority levels on all requested development projects. For all proprietary and custom work requested by Subscriber, Subscriber will pay the programming charges set forth on Schedule A.

     9.    Disclaimer of Warranties and Limitations of Liability.
           -----------------------------------------------------

           (a)  Disclaimer of Warranty.  EXCEPT AS SPECIFICALLY PROVIDED HEREIN,
                ----------------------
THERE ARE NO, AND BETA SYSTEMS EXPRESSLY DENIES, REJECTS AND DISCLAIMS ANY, WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WARRANTIES OF THE CORRECTNESS, ACCURACY, PRECISION, TIMELINESS OR COMPLETENESS OF ANY INFORMATION OR SERVICES PROVIDED THROUGH BETAHOST.

           (b)  Limitation of Liability.  BETA SYSTEMS, ITS AFFILIATES,
                -----------------------
EMPLOYEES, OFFICERS AND AGENTS SHALL NOT BE LIABLE TO SUBSCRIBER OR TO ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, WHETHER DIRECT OR INDIRECT, RESULTING FROM DELAYS OR INTERRUPTIONS OF SERVICE DUE TO MECHANICAL, ELECTRICAL OR WIRE DEFECTS OR DIFFICULTIES, STORMS, STRIKES, WALK-OUTS, EQUIPMENT OR SYSTEMS FAILURES, OR OTHER CAUSES OVER WHICH BETA SYSTEMS, ITS AFFILIATES, EMPLOYEES, OFFICERS, OR AGENTS AGAINST WHOM LIABILITY IS SOUGHT, HAVE NO REASONABLE CONTROL, OR FOR LOSS OR DAMAGE, DIRECT OR INDIRECT, RESULTING FROM INACCURACIES, ERRONEOUS STATEMENTS, ERRORS OF FACT, OMISSIONS, OR ERRORS IN THE TRANSMISSION OR DELIVERY OF BETAHOST SERVICE, OR ANY DATA PROVIDED AS A PART OF BETAHOST SERVICE PURSUANT TO THIS AGREEMENT. IN ALL OTHER CASES, THE


[*] CONFIDENTIAL TREATMENT REQUESTED

AGGREGATE LIABILITY OF BETA SYSTEMS TO SUBSCRIBER FOR ALL CLAIMS ARISING UNDER THIS AGREEMENT SHALL BE LIMITED TO, AND SUBSCRIBER AGREES NOT TO MAKE ANY CLAIM EXCEEDING, OR THAT WOULD CAUSE BETA SYSTEMS' AGGREGATE LIABILITY TO EXCEED,
[*] DOLLARS [*]. THE FOREGOING PROVISIONS OF THIS PARAGRAPH 9(b) DO NOT LIMIT BETA SYSTEMS' LIABILITY TO SUBSCRIBER FOR BETA SYSTEMS' WILLFUL OR RECKLESS WRONGDOING. FOR PURPOSES OF THIS AGREEMENT "RECKLESS" WRONGDOING IS UNLAWFUL CONDUCT BY BETA SYSTEMS THAT IS MORE THAN NEGLIGENT: IT MUST EVIDENCE A CONSCIOUS AND KNOWING DISREGARD OF A SUBSTANTIAL AND UNREASONABLE RISK OF HARM TO SUBSCRIBER. IN NO EVENT SHALL BETA SYSTEMS BE LIABLE TO SUBSCRIBER OR TO ANY THIRD PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL LOSSES OR DAMAGES WHICH SUBSCRIBER OR SUCH THIRD PARTY MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT OR UTILIZING BETAHOST, REGARDLESS OF WHETHER BETA SYSTEMS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR WHETHER SUCH DAMAGES ARE CAUSED, IN WHOLE OR IN PART, BY THE NEGLIGENCE OF BETA SYSTEMS.

               (c)  Time for Making Claims.  ANY SUIT OR ACTION BY SUBSCRIBER
                    ----------------------
AGAINST BETA SYSTEMS, ITS AFFILIATES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS OR ASSIGNS, BASED UPON ANY ACT OR OMISSION ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR SERVICES PERFORMED HEREUNDER, OR ANY ALLEGED BREACH THEREOF, SHALL BE COMMENCED WITHIN ONE (1) YEAR OF THE FIRST OCCURRENCE GIVING RISE TO SUCH CLAIM OR BE FOREVER BARRED. THIS PROVISION DOES NOT MODIFY OR OTHERWISE AFFECT THE LIMITATION OF BETA SYSTEMS' LIABILITY SET FORTH IN PARAGRAPH 9 OR ELSEWHERE IN THIS AGREEMENT.

          10.  Dispute Resolution.
               ------------------

               (a) Any dispute between the parties arising under or relating to this Agreement that cannot be resolved by the parties themselves shall be submitted to mediation in Denver, Colorado, administered by and


[*] CONFIDENTIAL TREATMENT REQUESTED
conducted in accordance with the Rules of Commercial Mediation of the American Arbitration Association. Each party will bear its own costs in the mediation, including attorneys' fees and one-half the cost of the mediator.

          (b) Any dispute that remains unresolved after mediation will be resolved by final and binding arbitration in Denver, Colorado, before a single arbitrator conducted by and in accordance with the Rules of Commercial Arbitration of the American Arbitration Association. The arbitrator shall not be the same person as the mediator. Each party shall bear its own costs in the arbitration, including attorneys' fees, and each party shall bear one-half of the cost of the arbitrator.

          (c) The arbitrator shall have the authority to award such damages as are not prohibited by this agreement and may, in addition and in a proper case, declare rights and order specific performance, but only in accordance with the terms of this Agreement.

          (d) Any party may apply to a court of general jurisdiction to enforce an arbitrator's award, and if enforcement is ordered, the party against which the order is issued shall pay the costs and expenses of the other party in obtaining such order, including reasonable attorneys' fees.

          (e) Notwithstanding the provisions of paragraph 10(a) and (b) above, any action by BETA to enforce its rights under paragraphs 6(b) or 11 of the Agreement or to enjoin any infringement of the same by Subscriber, and any action by Subscriber to enforce its right under paragraph 5, may be commenced in the state or federal courts of California or Wisconsin, and each party consents to personal jurisdiction and venue in such courts for such actions. Such actions shall be referred promptly to arbitration, and the arbitrator has the authority to continue, modify or lift any temporary or preliminary injunctive relief granted by the court.

     11.  Use of BETAHOST.
          ---------------

          (a) Subscriber acknowledges that the software system utilized by BETA Systems in the provision of BETAHOST service hereunder, including all enhancements thereto, and all screens and formats used in connection therewith, are the exclusive proprietary property of BETA Systems, and Subscriber shall not publish, disclose, display, provide access to or otherwise make available any BETAHOST software or products thereof, or any screens, formats, reports or printouts used, provided, produced or supplied from or in connection therewith, to any person or entity other than an employee of Subscriber without the prior written consent of, and on terms


[*] CONFIDENTIAL TREATMENT REQUESTED
acceptable to, BETA Systems, which consent shall not be unreasonably withheld; provided, however, that Subscriber may disclose to a governmental or regulatory agency or to customers of Subscriber any information expressly prepared for disclosure to such governmental or regulatory agency or to such customers. Except as required by law, neither party shall disclose Subscriber's use of BETAHOST service in any advertising or promotional materials without the prior written consent to such use, and approval of such materials, by the other. All methods of data access to, or interactive or batch file transfer of, BETAHost data on BETA's mainframe computer must be authorized by BETA Systems, and any unauthorized interactive or batch file transfer of BETAHost data on BETA's mainframe computer, via a program automated workstation or computer is explicitly prohibited. BETA Systems acknowledges that Subscriber has filed a registration statement on Form S-1 to effect a public offering. BETA System consents to the use of its name and description as it appears in the Form S-1.
     (b) Subscriber agrees that it will use the services provided hereunder only in connection with its own brokerage business, and it will not, without the express written permission of BETA Systems, sell, lease, or otherwise provide or make available BETAHOST service to any third party. For purposes of the foregoing, Subscriber's "own brokerage business" shall include Subscriber's affiliates, bona fide correspondents and third-party customers for whom Subscriber provides private label brokerage services, provided that no more than one entity may perform brokerage clearing services using BETAHost at any one time. A person or entity is an "affiliate" of Subscriber for purposes of this Agreement if it directly or indirectly controls, is controlled by, or is under common control with, Subscriber, where "control" means more than 50% equity ownership and voting control. In all cases, use of BETAHost by Subscriber's affiliates and correspondents is deemed use by Subscriber.
     (c) The obligations of this Paragraph 11 shall survive termination of this Agreement. Subscriber understands that the unauthorized publication or disclosure of any of BETA Systems' software or copies thereof, or the unauthorized use of BETAHOST service would cause irreparable harm to BETA Systems for which there is no adequate remedy at law. Subscriber therefore agrees that in the event of such unauthorized disclosure or use, BETA Systems may, at its discretion and at the Subscriber's expense, terminate this Agreement, obtain immediate injunctive relief in a court of competent jurisdiction, or take such other steps as it deems necessary to protect its rights. If BETA Systems, in its reasonable, good faith judgment, determines that there is a material risk of such


[*] CONFIDENTIAL TREATMENT REQUESTED
unauthorized disclosure or use, it may demand immediate assurances, satisfactory to BETA Systems, that there will be no such unauthorized disclosure or use. In the absence of such assurance BETA Systems may take such steps as it deems necessary and may, in addition, terminate this Agreement, but only after submitting the controversy to mediation pursuant to paragraph 10(a). Nothing herein prohibits Subscriber from challenging the propriety of any such termination through the process set forth in paragraph 10(b) or as otherwise permitted in this Agreement. The rights of BETA Systems hereunder are in addition to any other remedies provided by law.

     12. Option to Obtain License. At any time after the end of the third
         ------------------------
anniversary of the date of Subscriber's conversion to BETAHost but before the expiration of the initial term as set forth in Paragraph 7(a), provided Subscriber is not then in default of any obligation hereunder, Subscriber may obtain a non-transferrable, non-exclusive, perpetual license to use BETA's BETAHost software for its own clearing businesses. To exercise this option Subscriber must (i) provide BETA Systems with at least thirty (30) days written notice of such election; (ii) execute and deliver to BETA Systems a License Agreement in the form attached as Schedule C; and (iii) pay to BETA Systems the license fee of $[*] adjusted as set forth below. Subscriber will receive a credit against the license fee of [*]% of all trade charge billings paid by Subscriber to BETA Systems through the date of its election to obtain the license, but such credit shall not exceed [*] dollars [*]. In addition, for each year or partial year of the initial term of this Agreement remaining at the time Subscriber provides notice of its election to obtain a license, Subscriber shall pay to BETA Systems a sum equal to [*] percent [*] of all service bureau billings for charges set forth in items 3-8 of Schedule A paid by Subscriber to BETA Systems through the date such notice is given. At such time as Subscriber begins to use BETAHost under the license available in this paragraph, this Agreement will terminate except for those provisions that survive as provided herein. Should Subscriber exercise its election to obtain a license to use BETAHost as provided herein, BETA Systems shall provide maintenance service for [*] years from Subscriber's first use of the licensed software [*]. Thereafter, Subscriber will purchase maintenance services from BETA Systems for [*] additional years for an annual maintenance fee, payable at the beginning of the year for which the maintenance service is to be provided, of twelve and one-half percent (12.5%) of the net license fee payable by Subscriber set forth above. Such

[*] CONFIDENTIAL TREATMENT REQUESTED
maintenance will entitle Subscriber to all regulatory changes and all enhancements and modifications to BETAHost developed by BETA for general use by BETA's service bureau customers.

     13.   General.
           -------

          (a)  Waiver of Breach.  The fact that one (1) party excuses or
               ----------------
overlooks a breach of any provision of this Agreement by the other party does not mean that that party excuses any other breach or waives its right to remedy any other breach by the other party.

          (b) Subscriber may not assign this Agreement without the prior written consent of BETA Systems, except that either party may, without the other's consent, assign this Agreement to a wholly-owned subsidiary of the assigning party, or to an affiliate of the assigning party that is wholly-owned by an entity that directly or indirectly controls the assigning party, provided further that in no case may subscriber assign this Agreement to any person or entity if such person or entity, its parent, any of its affiliates or subsidiaries, or any other entity that directly or indirectly controls, is controlled by, or is under common control with, such person or entity, is in the business of providing services similar to BETAHost to customers such as Subscriber. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

          (c) Any notice required to be given under this Agreement shall be in writing and shall be deemed to have been given if served personally, or if sent by certified mail, postage prepaid, to the parties at the address shown below, or such other address as either party may hereafter designate by notice to the other.

     To BETA Systems Inc.:

          BETA Systems Inc.
          350 North Sunny Slope Road
          Brookfield, WI  53005
          Attn:  Frederic D. Chu
                  Executive Vice President

     To Subscriber:

          E*Trade Securities, Inc.
          2400 Geng Road
          Palo Alto, CA  94303
          Attn:  Kathy Levinson



[*] CONFIDENTIAL TREATMENT REQUESTED

     (d) This Agreement shall be applied and construed according to the laws of the State of Wisconsin. If any provision of this Agreement is found to be illegal or unenforceable, then, notwithstanding such finding, this Agreement shall remain in full force and effect and such provision shall be deemed stricken.

     (e) The headings in this Agreement are for convenience only and shall not be used to alter or limit the interpretation of any provision hereof.

     (f) This agreement, together with all Schedules, Exhibits and amendments hereto, constitute the entire agreement of the parties and supersede all prior discussion and correspondence between them with respect to the subject matter hereof. No modification of this Agreement shall be effective unless the same is in writing and signed by both parties.

     (g) This Agreement, all schedules attached hereto, and all terms and conditions herein, are confidential and shall not be disclosed by Subscriber except as required by law.

     IN WITNESS WHEREOF, we have set our hand as of the date first noted above.

BETA SYSTEMS INC.

By: /s/ Fred Chu         6/27/96
    ------------         -------
     Signature            Date

      FRED CHU
    ------------
       Print

       E.V.P.
    ------------
       Title

E*TRADE SECURITIES, INC.

By: /s/ Kathy Levinson   6/27/96
    ------------------   -------
     Signature            Date

    -------------
       Print

    -------------
       Title


[*] CONFIDENTIAL TREATMENT REQUESTED

Schedule A
BETAHost SERVICES PRICE LIST
- ----------------------------

1. BETAHost SERVICES

   Includes computer system services to support order entry, order routing, order match, securities processing, customer statements, trading, underwriting, syndicate, general ledger, accounts payable, tax reporting, regulatory reporting and other services incidental to the management of a general brokerage business. BETAHost Services shall be deemed as currently described by documentation presently held at Subscriber, as well as those enhancements that have been requested and accepted by Subscriber.

   BETAHost Services do not include, and Subscriber must make separate arrangements for, report printing, customer statement preparation and mailing, microfiche and other records retention services, etc.

2. TRADE PROCESSING COUNTS
   -----------------------

   Trade processing counts are based on the actual number of trade executions per day, counted as follows:

   Type of Trade:                                        Trade Count

        Customer v. Dealer (agency)                           [*]
        Dealer v. Dealer (specialist)                         [*]
        Customer v. Inventory (principal)                     [*]
        Inventory v. Dealer (principal)                       [*]
        Customer v. Inventory (mutual fund order)             [*]
        Inventory v. Mutual Fund (mutual fund order)          [*]
        Dealer v. Clearance; Clearance v. Dealer (flip trade) [*]
        CMTA Trade                                            [*]
        Customer v. Money Market Fund (money fund order)      [*]
        Cancel (after trade date)                             [*]
        Rebill                                                [*]


[*] CONFIDENTIAL TREATMENT REQUESTED

                                      A1

3.     TRADE PROCESSING CHARGES
       ------------------------

       Trade processing charges are based upon the average number of daily trades for the month. This number is calculated by dividing the total number of trades for the month by the number of trading days in that month. Trade processing charges are then arrived at by multiplying the average number of daily trades for the month by the corresponding charge per trade from the table below, times the number of trading days in that month:

          AVERAGE NUMBER OF                                   CHARGE
          DAILY TRADES FOR THE MONTH                          PER TRADE

               1 - 3,500                                      $[*]
               3,501 - 5,000                                  $[*]
               5,001 - 10,000                                 $[*]
               10,001 and over                                $[*]

               Flip Trades                                    $[*]

               CMTA TRADES                                    $[*]

4.     MINIMUM MONTHLY TRADE PROCESSING CHARGE
       ---------------------------------------

       Minimum monthly charge for BETAHOST trade
       processing service.                                    $[*]

5.     MONEY MARKET SWEEP ACCOUNTS
       ---------------------------

       Monthly charge per account, coded for money market      [*]
       sweep processing, with a money balance.

       Monthly minimum charge                                  [*]

6.     IRA ACCOUNTS
       ------------

       Monthly charge per IRA account, with Subscriber
       as Custodian or an external Custodian, carrying a
       money balance or security position.                     [*]

7.     SHAREHOLDER ACCOUNTING
       ----------------------

       Monthly charge per account processed through
       shareholder accounting module.                          [*]

       Monthly minimum charge                                  [*]

8.     MUTUAL FUND NETWORKING
       ----------------------

       Monthly charge per position per account                 [*]

       Monthly minimum charge                                  [*]


[*] CONFIDENTIAL TREATMENT REQUESTED


                                      A2

9.  BETA OTC TRADING SYSTEM (BEST)
    ------------------------------

    Monthly charge per terminal for each terminal
    using the optional BETA OTC Trading System (does not
    include NASDAQ Level 1, INSTINET, and other               $[*]
    third party charges).                                     $[*]

    Monthly communication support charges (includes
    INSTINET communications and other third party
    communications).                                          $  TBD*

    * To Be Determined. These will vary depending upon third-party charges and other variables over which BETA Systems has no control.

10.  SPECIAL EXTERNAL INTERFACES, INCLUDING OUTSIDE TRADING SYSTEM INTERFACES
     ------------------------------------------------------------------------

     Special external interfaces requested by Subscriber are provided subject to additional monthly charges. These charges will consist of three elements:
     (1) initial programming and testing charge, (2) monthly communication support charge, and (3) monthly application interface charge. These fees will be defined by BETA on a case-by-case basis.

11.  NETWORK FEES**
     --------------

     The following network fees have been established, as of the date of this Agreement, to cover actual costs incurred by BETA. Network fees are subject to change at any time, and BETA reserves the right to increase said fees to Subscriber, in conjunction with cost increases incurred by BETA in the provision of network services, on not less than 30 days' prior written notice.

           Monthly charge for triangulated connection         $[*]
           (2 T-1 lines) of BETA's Communications Network service to Subscriber's headquarters location.

           Monthly charge for a single T-1 connection to      $[*]
           Subscriber's back-up data center.

           Monthly charge per 9.6 kbps communication line     $[*]
           connected to the BETA Communication Network at any location other than Subscriber's headquarters or back-up data center.

           Non-recurring charge for installation of a data    $[*]
           communications line in a given location.

           Dial backup service:

                Monthly service charge for each 9.6 kbps      $[*]
                line in a location that has dial backup
                capability.  This service is optional.
                Subscriber is responsible for providing
                lines for dial backup service.

**Network fees apply to Subscriber's use of the BETA Communications Network only in the continental United States.


[*] CONFIDENTIAL TREATMENT REQUESTED


                                      A3

12.  CHARGES FROM THIRD PARTIES
     --------------------------

     Charges from third parties in connection with the following (and any other similar) services approved by Subscriber shall be billed, according to BETA Systems' standard practice, to Subscriber directly by the third party or, at BETA Systems' option, paid by BETA Systems and reimbursed by Subscriber.

        Pricing and Factor Services (e.g.: JJ KENNY Municipal Bond Pricing; Muller/ABSG CMO Prices and Factors)

        Postage/Shipping

        Information Services and Data Relating to:

                .Dividend/Interest Announcements (e.g.: S&P UIT Dividend
                 Calendar)

                .Reorganization Announcements (e.g.: FII Reorg. Files)

                .Principal Factor Information

        and any other third party service offered by BETA Systems.

13.  OTHER CHARGES
     -------------

     Other charges which shall be due to BETA Systems in connection with the delivery of BETAHost services shall be paid by Subscriber at the following rate, and BETA reserves the right to increase said charges to Subscriber. Such charges, subject to change at any time include but shall not be limited to, the following:

    Programming charges for CSF Statement development     $ see "Programming"
                                                               below

    CSF Software: Statement formatting monthly charges,   $[*] per page
    per customer statement page.

    Dial-up Service Charge

                                      [*]

    Programming and Non-Standard Processing and Communications Charges

           Charges for programming, information processing and data transmission not included in the standard BETAHost services may be charged to Subscriber, at BETA Systems option, based upon the actual use of BETA Systems' personnel, equipment, and facilities at the following rates:

           Programming                          $[*]/hour
           Computer Processing                  $[*]
           Tape File Preparation                $[*]/tape file
           Standard File Transmission/Upload    $[*]/transmission or upload

           Special File Transmissions           $[*]


[*] CONFIDENTIAL TREATMENT REQUESTED

                                      A4

14.  YEAR END TAX REPORTING
     ----------------------

     Charges from third parties in connection with the following (and other similar) services shall be billed, according to BETA Systems standard practice, to Licensee directly by the third party, or, at BETA Systems' option, paid by BETA Systems and reimbursed by Licensee:

             Year-end third party tax databases and services (OID file, dividend reallocation file, multi-part tax forms, etc.)

             Year-end laser printing, fulfillment, postage and other service.

REMIC Information Tax Reporting

             In-house processing of REMIC information tax reporting. Includes:
             REMIC Issuers rate input, OID holding period calculations, market discount fraction and accrued interest calculations, and information reporting to the IRS. Does not include cost of printing and mailing of recipient statements or production and shipping of microfiche.

             REMIC Customer                           Charge per
             Positions                                Position

             1 - 5,000                                $[*]
             5,001 and over                           $[*]
             Minimum fee for REMIC tax reporting      $[*]

15.  DECONVERSION CHARGES
     --------------------

     Charges for service bureau deconversion          $[*] per of Subscriber
                                                      initial copy of each
                                                      standard deconversion
                                                      file, per request, and
                                                      $[*] for each requested
                                                      re-run.

     Charge for deconversion of clearing              $[*] per standard
     correspondents.                                  correspondent
                                                      deconversion file, per
                                                      request, and $[*] for
                                                      each requested re-run.

     Additional charges will be imposed for non-standard deconversion files.
                                            ------------


[*] CONFIDENTIAL TREATMENT REQUESTED

                                      A5

                                  SCHEDULE B

                           MODIFICATION REQUIREMENTS

1.    [*]
2.    [*]
3.    [*]
4.    [*]
5.    [*]

Modifications are dependent on mutually agreed upon user business requirement definitions.


[*] CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE C

                               LICENSE AGREEMENT

     THIS AGREEMENT is made this ___ day of ________, 199__, between Beta Systems Inc., 350 North Sunnyslope Road, Third Floor, Brookfield, Wisconsin 53005 (hereinafter called "BETA"), and E*Trade Securities, Inc., 2400 Geng Road, Palo Alto, CA 94303 ("Licensee").

     WHEREAS, BETA has developed and owns all right, title and interest in certain computer programs, known as BETAHOST/(R)/ programs, by which BETA provides data processing service, known as BETAHOST services, to its subscribers; and

     WHEREAS, Licensee is entitled by virtue of the provisions of a certain subscription agreement ("Subscription Agreement") to which BETA and Licensee are parties to obtain a license to use the BETAHOST programs;

     NOW, THEREFORE, the parties agree as follows:

     1.  Grant of License.  BETA hereby grants to Licensee, and Licensee accepts
         ----------------
from BETA, a perpetual, non-transferable, non-exclusive limited license to use the BETAHOST Programs and related documentation (hereinafter the "Licensed Software"), in machine-readable source and object code formats, at a single designated site, subject to and in accordance with the terms, conditions and limitations of this Agreement. Unless otherwise agreed in writing, Licensee's designated site is its central data processing facility located in Palo Alto, CA.

     2.  Scope of License.
         ----------------
The license granted herein is for Licensee's private use in its own brokerage business. Except that Licensee may provide BETAHOST services to its affiliates and bona fide correspondents, Licensee shall not sell, rent, lease or sublicense the Licensed Software, disclose it or make its use available to any other party, nor shall Licensee use or operate, or permit the use or operation of, the Licensed Software as a service bureau or facilities management service, or at any site other than the designated site. Under no circumstances does this license include any right to use any other proprietary programs, products or services of BETA.

     3.  License Fee.  For the license granted herein, Licensee shall pay BETA
         -----------
the license fee required by the Subscription Agreement, which payment shall be made by paying the aforesaid amount to BETA prior to

_____________________

     /(R)/BETAHOST is a registered servicemark of Beta Systems Inc. All rights reserved.


[*] CONFIDENTIAL TREATMENT REQUESTED

Licensee's first use of the Licensed Software.

     4.  License Not a Sale. This license does not constitute a sale, nor does
         ------------------
it pass to Licensee any title to or any proprietary rights in the Licensed Software, all of the same being expressly reserved to and vested in BETA. Nor shall Licensee acquire any right or interest in the Licensed Software as a result of any changes to, modifications of or additions to the Licensed Software made by Licensee.

     5.  Software Maintenance.  BETA shall have no obligation to correct errors
         --------------------
or remedy defects in, or to provide modifications or enhancements to, the Licensed Software except as may be provided in the Master Subscription Agreement or by separate maintenance agreement.

     6.  Warranties.
         ----------
         (a) For so long as Licensee receives maintenance services from BETA Systems, BETA Systems warrants that the Licensed Programs will substantially conform to their documentation; provided, however, that BETA Systems may void this warranty if Licensee (i) augments or alters the Licensed Software or causes any other person to do so; (ii) fails to maintain its equipment in accordance with BETA Systems' reasonable recommendations; or (iii) fails to install any upgrade, enhancement, fix or release of the Licensed Programs made available by BETA Systems.

         (b) Other than as expressly provided above, the Licensed Software provided hereunder is provided "AS IS" and without warranty or guarantee whatsoever, and ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES BY SAMPLE OR DEMONSTRATION, ARE DISCLAIMED.

     7.  Limitation of Liability.
         -----------------------
         (a) BETA SHALL HAVE NO LIABILITY TO LICENSEE FOR ANY REASON WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, ANY NEGLIGENT ACT OR OMISSION BY BETA ARISING OUT OF OR IN CONNECTION WITH THE LICENSED SOFTWARE, THIS LICENSE AGREEMENT OR BETA'S OBLIGATIONS HEREUNDER, LICENSEE'S USE OF THE LICENSED SOFTWARE OR THE USE OF OR RELIANCE UPON ANY INFORMATION RECEIVED BY ANY PERSON OR ENTITY THROUGH THE


[*] CONFIDENTIAL TREATMENT REQUESTED

USE OF THE LICENSED SOFTWARE, AND NEITHER LICENSEE, ANY AFFILIATE OF LICENSEE, NOR ANY ASSIGNEE THEREOF SHALL MAKE ANY CLAIM AGAINST BETA OR ITS OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES CONCERNING THE FOREGOING. BETA WILL NOT BE LIABLE TO LICENSEE OR TO ANY THIRD PARTY FOR ANY LOST PROFITS OR BUSINESS INTERRUPTIONS, OR FOR ANY CLAIM OR DEMAND AGAINST LICENSEE BY ANY OTHER PARTY. IN NO EVENT WILL BETA BE LIABLE TO LICENSEE OR ANY THIRD PARTY FOR INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF BETA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     8.  Confidentiality.
         ---------------
         (a) Licensee acknowledges that the Licensed Software, including without limitation the Licensed Programs, are highly confidential proprietary information and trade secrets of BETA Systems, the unauthorized disclosure of any part of which would result in serious injury to BETA Systems. Licensee shall take reasonable precautions to maintain the security and confidentiality of the Licensed Software, which precautions shall not be less stringent than those employed, or that reasonably should be employed, by Licensee to protect its own most proprietary information.

         (b) This License Agreement and the terms hereof are confidential, and no information concerning the same shall be disclosed without written consent of the parties, except as may be necessary to conform to Generally Accepted Accounting Principles and to comply with applicable laws and regulations. Neither party shall disclose Subscriber's use of BETAHOST service in any advertising or promotional materials without the prior written consent to such use, and approval of such materials, by the other.

     9.  Remedies.
         --------
         (a) Licensee recognizes that any unauthorized use, disclosure or application of the Licensed Software by the Licensee or any of Licensee's affiliates or correspondents will result in irreparable harm to BETA or its successor for which there is no adequate remedy at law. Should BETA become aware of any such unauthorized use, disclosure or application of the Licensed Software, BETA may obtain immediate injunctive relief in a court of competent jurisdiction or take such other steps as it deems necessary to protect its rights, including but not limited to, directing Licensee to cease such unauthorized use, with which direction Licensee shall promptly



[*] CONFIDENTIAL TREATMENT REQUESTED
comply.

          (b) In the event that Licensee intentionally and willfully engages in any unauthorized use, disclosure or application of the Licensed Software, or willfully and intentionally permits or causes the unauthorized use, disclosure or application of the Licensed Software, Licensee shall forfeit its rights to use the Licensed Software under this or any other Agreement between Licensee and BETA, together with all payments made under this or any other Agreement, cease all use of the Licensed Software, and return all copies of the Licensed Software, and all documentation, in any form, to BETA or its successor. BETA may, at Licensee's expense, take such lawful steps as it deems necessary to preserve the security of the Licensed Software and prevent Licensee's further use thereof.

          (c) The rights of BETA under this Agreement supplement and are not in lieu of any other remedies provided by law or in equity. In addition, Licensee shall be liable for all of BETA's costs and attorneys fees in connection with the pursuit by BETA of any remedy provided or permitted by this Agreement.

     10.  General.
          -------

          (a)  Waiver of Breach.  The fact that one party excuses or overlooks a
               ----------------
breach of any provision of this Agreement by the other party does not mean that such party excuses any other breach or waives its right to remedy any other breach by the other party.

          (b)  Binding Effect.  This Agreement shall be binding on and inure to
               --------------
the benefit of the parties and their respective successors and permitted assigns. Licensee may not assign this Agreement without the prior written consent of BETA or its successor.

          (c)  Governing Law.  This Agreement shall be applied and construed
               -------------
according to the laws of the State of Wisconsin. If any provision of this Agreement is found to be illegal or unenforceable, then, notwithstanding such finding, this Agreement shall remain in full force and effect and such provision shall be deemed stricken.

          (e)  Jurisdiction.  By entering this Agreement, Licensee agrees to and
               ------------
does hereby submit to the personal jurisdiction of the courts in or for the State of Wisconsin in the event any legal action is commenced by BETA or its successor to enforce any rights arising hereunder.

          (f)  Headings.  The headings in this Agreement are for convenience
               --------
only and shall not be used


[*] CONFIDENTIAL TREATMENT REQUESTED
to alter or limit the interpretation of any provision hereof.

     (g)  Entire Agreement.  This Agreement, together with all schedules,
          ----------------
exhibits and amendments hereto, constitute the entire agreement of the parties and supersede all prior discussion and correspondence between them with respect to the subject matter hereof. No modifications of this Agreement shall be effective unless the same is in writing and signed by both parties.

     IN WITNESS WHEREOF we have set our hand as of the date first noted above.

BETA SYSTEMS INC.                               E*TRADE SECURITIES, INC.

By:                                             By:
   ----------------                                ----------------

Title:                                          Title:
      -------------                                   -------------

Date:                                           Date:
     --------------                                  --------------


[*] CONFIDENTIAL TREATMENT REQUESTED